John Hancock World Fund

          John Hancock Health Sciences Fund (the “Fund”)

Supplement dated June 15, 2009 to the current Statement of Additional Information (“SAI”)

The following corrects the statement of the Fund’s fundamental investment restriction on concentration, as approved by the Fund’s shareholders at an adjournment of a special meeting on May 5, 2009.

INVESTMENT RESTRICTIONS

This investment restriction will not be changed without the approval of a majority of the Fund’s outstanding voting securities, which, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at the meeting; or (2) more than 50% of the Fund’s outstanding shares.

CONCENTRATION

The Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the Fund will normally invest at least 25% of the value of its total assets in securities of issuers in the health care group of industries.

If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund’s portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.